Exhibit 10.1.8
AMENDMENT TO THE CONSOLIDATED    EDISON RETIREMENT PLAN

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Exhibit 10.1.8
WHEREAS, pursuant to Article X, Amendment, Merger and Termination, Section 10.01, Amendment of the Plan, the Plan Administrator has the authority to amend certain provisions of the Consolidated Edison Retirement Plan (the "Retirement Plan 11 ) ; and
WHEREAS, the Vice President - Human Resources, as Plan Administrator, is authorized to execute the specified amendments to the Retirement Plan, her execution to be evidence conclusively of her approval thereof;
NOW, therefore, the Retirement Plan is amended as set forth below:

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Exhibit 10.1.8
Amendment Number 1

The Title Page to the Retirement Plan is amended by adding at the end of the Amendment List the following:
•Amended, effective March 1, 2023, to remove CEB as a CEI Affiliate.
•Amended, effective March 1, 2023, to reflect that and Eligible Employee excludes an employee of the Con Edison Clean Energy Businesses, Inc.
Amendment Number 2

The Introduction is amended, to add to the end of that Section:
Effective March 1, 2023, the Retirement Plan was amended to reflect that the Con Edison Clean Energy Businesses, Inc. ("CEB") will no longer be a CEI Affiliate and a participating Employer and employees of CEB will no longer be Eligible Employees.
Amendment Number 3

Article I, Definitions, Section 1.37, CEI Affiliate or CEI Affiliates, is amended effective March 1, 2023, by adding the following sentence:
Effective March 1, 2023, the Con Edison Clean Energy Businesses, Inc. ("CEB") was terminated as a CEI Affiliate and all references in the Retirement Plan to CEB shall be interpreted in a manner consistent with the termination of CEB as a CEI Affiliate.
Amendment Number 4

Article 1, Definitions, Section 1.38, CEI Participant, is amended by adding the following sentence:
Effective March 1, 2023, because CEB was terminated as a CEI Affiliate, a CEI Participant employed by CEB will no longer be an Eligible Employee and no longer actively accrue benefits under this plan.

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Exhibit 10.1.8

Amendment Number 5

Effective March 1, 2023, an Eligible Employee excludes an employee of the Con Edison Clean Energy Businesses, Inc.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed on this 1st day of March 2023.

/s/ Nicole Leon
Nicole Leon

Vice President of Human Resources of Consolidated Edison Company of New York, Inc. And the Plan Administrator of the Retirement Plan

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